UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2026

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FUSE SCIENCE, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-22991	87-0460247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2290 10th Ave N, Lake Worth Beach, Florida 33461

(Address of principal executive offices) (Zip Code)

954-837-6833

(Registrant’s telephone number, including area code)

25 N. Market St. Office 110, Jacksonville, FL 32202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DROP	OTC

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership.

On June 17, 2026, the District Court, Clark County, Nevada, Case No. A-25-912525-C (the “Court”), entered an Order Granting Motion for Appointment of a Receiver for Defendant Fuse Science, Inc. (the “Order”). Pursuant to the Order, Peter D. Downey was appointed Receiver of Fuse Science, Inc. (the “Company”). The Order provides that the Receiver acts as an officer of the Court and is subject to the Court’s supervision and control.

The Order grants the Receiver authority to take possession and control of the assets, property, operations, books, records, financial accounts, transfer agent account, and OTC Markets account of the Company; to operate, manage, or wind down the business; to retain professionals; to initiate, defend, or settle legal actions on behalf of the Company; to prepare reports and accountings; and to take other actions described in the Order. The Order also restrains the Company’s prior officers, directors, shareholders, agents, employees, and persons acting in concert with them from interfering with the Receiver’s duties or transferring, encumbering, dissipating, concealing, or removing property of the receivership estate.

A copy of the Order is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Order.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Order and related corporate resolutions adopted in connection with the receivership, the Company accepted the resignations or removals by court order of Lei Zhang as Chief Executive Officer and Executive Director, Meihua Xu as President and Treasurer, and Minming Yang as Company Secretary.

Effective as of June 24, 2026, Peter D. Downey was appointed Chairman of the Board, President, and Treasurer of the Company, and Irina Veselinovic was appointed Secretary of the Company. On June 29, 2026, Irina Veselinovic was further appointed Chief Financial Officer of the Company. Mr. Downey also serves as Receiver pursuant to the Order.

On June 25, 2026, the Company filed an Amended List and State Business License Application with the Nevada Secretary of State reflecting Peter Downey as President, Treasurer, and Director, and Irina Veselinovic as Secretary. The State of Nevada filing acknowledgement identifies Filing Number 20265850993 for the Amended List filing.

The corporate resolutions filed herewith also provide that, notwithstanding the appointment of Mr. Downey as President, the President shall not act alone to issue or authorize the issuance of shares, withdraw or transfer funds from Company bank accounts, or otherwise bind or act on behalf of the Company unless such action has been reviewed and expressly approved in writing by both the Secretary and the Treasurer, except as otherwise provided by the Company’s governing documents, applicable law, or other duly adopted resolutions.

No employment agreement or compensation arrangement has been provided to the Company for inclusion in this Current Report, except that the Order provides that the Receiver and any professionals retained by the Receiver shall be compensated at reasonable hourly rates, subject to Court approval upon noticed motion, payable from the receivership estate as a first priority administrative expense. The Company intends to file by amendment any additional information required under Item 5.02(c) or Item 5.02(d), if and when such information becomes available or is required.

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Copies of the related corporate resolutions and the Nevada Secretary of State filing acknowledgement are filed herewith as Exhibits 99.2 through 99.5 and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such exhibits.

The information required by Items 401(b), 401(d), 401(e) and 404(a) of Regulation S-K with respect to each newly appointed officer and director, and the description of any material plan, contract or arrangement entered into or materially amended in connection with the appointments, is not available at the time of filing and will be provided by amendment to this Current Report on Form 8-K within four business days after such information is determined or becomes available.

Appointment of Peter Downey – President - Strategic and results-driven Executive with over 25 years of experience in alternative finance, investment banking, and business development. Proven track record in spearheading multi-million dollar capital acquisition projects, managing high-performing sales teams, and streamlining operations through AI and automation. Expert in business acquisition M&A financing, and commercial lending, with a focus on delivering high-velocity growth and relationship-focused capital solutions.

Appointment of Irina Veselinovic – Secretary - Irina Veselinovic has been a successful entrepreneur for over a decade and was recognized as a successful woman in business in 2024. She has extensive experience in business development, administration, accounting, investor relations, financial management, and corporate leadership. Ms. Veselinovic has worked with private companies for nearly two decades, during which time she developed strong leadership, administrative, accounting, investor relations, and financial intelligence skills. Her creativity and entrepreneurial versatility are also reflected in her professional endeavors in the interior design and fashion industries. In addition, Ms. Veselinovic has been involved with publicly traded companies for approximately 15 years, where she further developed her knowledge of corporate administration, public company reporting obligations, and legal compliance requirements. She has served as Chief Executive Officer and Secretary of several public companies.

Item 8.01. Other Events.

The Company believes that the appointment of the Receiver, the implementation of interim management, and the related corporate filings constitute material events for shareholders and the public market. The Company is providing this Current Report to give public notice of these developments and the Company’s intended next steps.

The Company intends to continue the process of obtaining or re-establishing authorized access to the Company’s OTC IQ account and other OTC Markets issuer access points. The Company further intends to use such access, when available, to submit issuer disclosure materials, update corporate information, and take commercially reasonable steps intended to maintain or restore the Company’s OTCID status, as applicable. There can be no assurance as to the timing or outcome of the OTC Markets access process, the Company’s eligibility for any market tier, or the Company’s ability to maintain any particular OTC Markets designation.

The Company also intends to continue notifying applicable third parties, including the transfer agent, the State of Nevada, and OTC Markets, of the receivership, management changes, and other corporate updates reflected in the exhibits to this Current Report.

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Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements, including statements regarding the Company’s plans to obtain or re-establish OTC IQ access, submit disclosure materials, update corporate information, and maintain or restore OTCID status. Forward-looking statements are based on current expectations and are subject to risks and uncertainties. Actual results may differ materially from those expressed or implied by such statements. The Company undertakes no obligation to update forward-looking statements except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Order Granting Motion for Appointment of a Receiver for Defendant Fuse Science, Inc., District Court, Clark County, Nevada, Case No. A-25-912525-C, electronically filed June 17, 2026.
99.2	State of Nevada Secretary of State filing acknowledgement, receipt, Amended List and State Business License Application for Fuse Science, Inc., filed June 25, 2026, Filing No. 20265850993.
99.3	Board Resolution of Fuse Science, Inc. (OTC: DROP), adopted June 24, 2026, accepting management changes and related actions.
99.4	Board Resolution of Fuse Science, Inc. (OTC: DROP) appointing officers and providing limitations on unilateral presidential authority.
99.5	Board Resolution of Fuse Science, Inc. (OTC: DROP), adopted June 29, 2026, appointing Irina Veselinovic as Chief Financial Officer.
104	Cover Page Interactive Data File (embedded within the inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FUSE SCIENCE, INC.

Date: July 17, 2026	By: /s/ Peter D. Downey
Name: Peter D. Downey
Title: Receiver, Chairman, President and Treasurer

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